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                                                                    EXHIBIT 10.5


                                 ACKNOWLEDGEMENT

         Acknowledgement (this "Acknowledgement"), dated as of March 11, 2003, in connection with the Second Amended and Restated Stockholders Agreement, dated as of August 30, 2001 (the "Crown Stockholders Agreement"), by and among Hallmark Entertainment Holdings, Inc. ("HEH") (as transferee of the shares of Class A Stock and Class B Stock previously held by Hallmark Entertainment, Inc.), Liberty Media Corporation, Liberty Crown, Inc. (as transferee of the shares of Class A Stock previously held by Liberty Media Corporation), VISN Management Corp., JP Morgan Partners (BHCA), L.P., DIRECTV Enterprises, Inc. (collectively, the "Stockholders") and Crown Media Holdings, Inc. (the "Company"). (Capitalized terms used but not defined herein having the meanings assigned to them in the Crown Stockholders Agreement.)

         WHEREAS, certain Stockholders have entered into that certain Contribution Agreement dated as of March 11, 2003, by and among Hallmark Entertainment Investments Co. ("HEIC") and other signatories thereto pursuant to which certain Stockholders will contribute shares of Class A Stock or shares of Class B Stock, in exchange for shares of Class A common stock of HEIC, par value $.01 per share and shares of Class B common stock of HEIC, par value $.01 per share respectively (the "Contribution ");

         WHEREAS, in connection with the Contribution, the undersigned will no longer be a Stockholder of the Company; and

         WHEREAS, in connection with the Contribution, certain Stockholders have entered into that certain Stockholders Agreement dated as of March 11, 2003 (the "HEIC Stockholders Agreement") by and among HEIC and other signatories thereto to provide for certain rights and obligations in respect of their shares of HEIC;

         NOW, THEREFORE, each of the undersigned hereby acknowledges and agrees:

         That upon the completion of the Contribution, the undersigned shall no longer have any rights pursuant to the Crown Stockholders Agreement; provided however, that nothing herein shall limit or affect in any way any rights the undersigned may have under the HEIC Stockholders Agreement, including without limitation any provisions of the Crown Stockholders Agreement that are referred to or incorporated by reference in the HEIC Stockholders Agreement.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Acknowledgement as of the date first written above.

                             LIBERTY CROWN, INC.

                             By: /s/ DAVID A. JENSON /s/
                                 -----------------------------------------------
                                 Name:  David A. Jenson
                                 Title: Vice President

                             LIBERTY MEDIA CORPORATION

                             By: /s/ DAVID A. JENSON /s/
                                 -----------------------------------------------
                                 Name:  David A. Jenson
                                 Title:  Vice President